AMENDMENT NO. 1 TO

SECURITIES PURCHASE AGREEMENT

AMENDMENT NO. 1, dated as of May 24, 2006 (this “Amendment”), to the Securities Purchase Agreement, dated as of May 16, 2006 (the “Purchase Agreement”), by and among Sipex Corporation, a Delaware corporation (the “Company”), and the Buyers listed on the Schedule of Buyers attached thereto as Exhibit A (each a “Buyer” and collectively, the “Buyers”). Each capitalized term used and not otherwise defined herein shall have the meaning assigned to such term in the Purchase Agreement.

WHEREAS, pursuant to the Purchase Agreement, the Company sold to the Buyers, and each Buyer has severally purchased from the Company, the principal amount of Notes and number of Warrants set forth opposite their respective names on Exhibit A to the Purchase Agreement;

WHEREAS, the Company and the Buyers desire to modify the Purchase Agreement in accordance with the provisions of Section 9(f) thereof; and

WHEREAS, the undersigned represent Investors holding at least 66 2/3% of the Conversion Shares and Warrant Shares, determined as if all of the Notes held by Buyers then outstanding have been converted into Conversion Shares and all Warrants then outstanding have been exercised for Warrant Shares without regard to any limitations on the conversion of the Notes or on the exercise of the Warrants.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendments to the Purchase Agreement.

(a) Section 4 of the Purchase Agreement shall be amended to add Section 4(aa) which shall read as follows:

DTC Settlement. The Company will use its reasonable best efforts to make the Notes and Warrants, other than the Notes and Warrants issued to Rodfre Holdings LLC, eligible to be registered for settlement through DTC no later than fifteen (15) days following the satisfaction of the Exchange Act Filing Condition (as defined in the Indenture).

Section 2. Acknowledgement of Scrivener’s Error. The parties hereby acknowledge that the inclusion of the “Acknowledged and Agreed” signature block for Piper Jaffray & Co. was a scrivener’s error and that Piper Jaffray’s acknowledgement was unnecessary for the execution of the Purchase Agreement.

Section 3. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

Section 4. Counterparts. This Amendment may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Amendment, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Amendment.

Section 5. Headings. The headings of this Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

Section 6. Effect of Amendment. Except as expressly amended by this Amendment, the Purchase Agreement shall remain in full force and effect as the same was in effect immediately prior to the effectiveness of this Amendment. All references in the Purchase Agreement to “this Agreement” shall be deemed to refer to the Purchase Agreement as amended by this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

SIPEX CORPORATION By:	/s/ Ralph Schmitt

Name: Ralph Schmitt Title: President and Chief Executive Officer

BUYERS

(print full legal name of Buyer)

By:

(signature of authorized representative)

Name:

Its:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

SIPEX CORPORATION By:

Name: Ralph Schmitt Title: President and Chief Executive Officer

BUYERS

Rodfre Holding LLC

(print full legal name of Buyer)

By: /s/ Joe Prudente, Manager and Director

(signature of authorized representative)

Name: Joe Prudente, Manager and Director

Its:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

SIPEX CORPORATION By:

Name: Ralph Schmitt Title: President and Chief Executive Officer

BUYERS

Quantum Partners LDC

(print full legal name of Buyer)

By: /s/ Jay A. Schoenfarber

(signature of authorized representative)

Name: Jay A Schoenfarber

Its: Attorney-in-Fact

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

SIPEX CORPORATION By:

Name: Ralph Schmitt Title: President and Chief Executive Officer

BUYERS

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

(print full legal name of Buyer)

By: /s/ Jerome R. Baier

(signature of authorized representative)

Name: Jerome R. Baier

Its: Authorized Representative

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

SIPEX CORPORATION By:

Name: Ralph Schmitt Title: President and Chief Executive Officer

BUYERS

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY FOR ITS GROUP ANNUITY SEPARATE ACCOUNT

(print full legal name of Buyer)

By: /s/ Jerome R. Baier

(signature of authorized representative)

Name: Jerome R. Baier

Its: Authorized Representative